                                                                    EXHIBIT 4.10


                         WAIVER AND AMENDMENT AGREEMENT


      Reference is made to that certain Registration Rights Agreement dated September 22, 1995 by and among Intracel Corporation (the "Company"), and the Investors set forth therein (the "Registration Rights Agreement").

      Pursuant to Section 11(j) of the Registration Rights Agreement, the undersigned hereby agree that the provisions set forth in Section 4 of the Registration Rights Agreement are hereby waived in connection with the initial public offering of the Company's Common Stock (the "Initial Public Offering"), which Initial Public Offering is to be co-managed by Donaldson, Lufkin & Jenrette Securities Corporation and Nationsbanc Montgomery Securities LLC and that the Registration Rights Agreement is hereby amended to provide that the rights of the holders of Registrable Stock set forth in Section 4 thereof will not apply to the Initial Public Offering.

      Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them under the Registration Rights Agreement.

      IN WITNESS WHEREOF, this Amendment has been executed as of the 11th day of January, 1999.

                                       INTRACEL CORPORATION

                                       By:
                                              ----------------------------------
                                       Name:  Simon R. McKenzie
                                       Title:


                                       SECURITY INSURANCE COMPANY OF
                                       HARTFORD

                                       By:
                                              ----------------------------------
                                       Name:  John J. McCann
                                       Title: Executive Vice President


                                       TD PARTNERS

                                       By:
                                              ----------------------------------
                                       Name:  Jeff Aurijemma
                                       Title: Vice President

                                       NORTHSTAR HIGH YIELD FUND


                                       By:
                                              ----------------------------------
                                       Name:  Jeff Aurijemma
                                       Title: Vice President


                                       NORTHSTAR HIGH TOTAL RETURN FUND

                                       By:
                                              ----------------------------------
                                       Name:  Jeff Aurijemma
                                       Title: Vice President